American Century Investments®
Quarterly Portfolio Holdings
Global Gold Fund
March 31, 2022

Global Gold - Schedule of Investments
MARCH 31, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 98.2%
Australia — 14.4%
Evolution Mining Ltd.	2,168,700	7,157,813
IGO Ltd.	179,100	1,884,329
Liontown Resources Ltd.(1)(2)	3,055,621	4,256,120
Lynas Rare Earths Ltd.(1)	1,252,800	9,987,884
Newcrest Mining Ltd.(2)	206,303	4,167,321
Newcrest Mining Ltd. (Sydney)	1,387,013	28,027,902
Northern Star Resources Ltd.	2,435,317	19,647,391
Perseus Mining Ltd.	4,811,700	7,068,100
Ramelius Resources Ltd.	6,041,300	6,536,720
Silver Lake Resources Ltd.(1)	5,887,900	9,520,006
West African Resources Ltd.(1)	6,537,400	6,127,749
Westgold Resources Ltd.	3,313,277	4,800,694
		109,182,029
Canada — 50.5%
Agnico Eagle Mines Ltd.	375,466	22,975,762
Agnico Eagle Mines Ltd. (New York)	401,300	24,575,612
Alamos Gold, Inc. (New York), Class A	93,100	783,902
B2Gold Corp. (New York)	3,271,700	15,017,103
Barrick Gold Corp.	3,110,720	76,305,962
Barrick Gold Corp. (Toronto)	300,500	7,369,780
Centerra Gold, Inc.	675,600	6,641,702
Dundee Precious Metals, Inc.	272,800	1,627,875
Eldorado Gold Corp.(1)	512,700	5,747,367
Eldorado Gold Corp. (Toronto)(1)	430,300	4,818,782
Endeavour Mining PLC	685,004	16,991,540
Equinox Gold Corp.(1)	455,300	3,765,331
First Majestic Silver Corp. (New York)	82,000	1,079,120
First Quantum Minerals Ltd.	156,300	5,411,082
Fortuna Silver Mines, Inc.(1)	739,200	2,816,352
Franco-Nevada Corp. (New York)	383,900	61,239,728
GoGold Resources, Inc.(1)	1,622,500	3,802,684
Ivanhoe Mines Ltd., Class A(1)	175,700	1,638,733
Karora Resources, Inc.(1)	1,774,200	9,026,046
Kinross Gold Corp. (New York)	2,249,257	13,225,631
New Gold, Inc.(1)	2,779,100	5,002,380
OceanaGold Corp.(1)	1,490,900	3,303,438
Pan American Silver Corp. (NASDAQ)	347,600	9,489,480
SSR Mining, Inc. (NASDAQ)	728,600	15,847,050
Teck Resources Ltd., Class B	350,300	14,148,617
Torex Gold Resources, Inc.(1)	374,300	4,700,644
Wheaton Precious Metals Corp.	776,600	36,950,628
Yamana Gold, Inc. (New York)	1,459,581	8,144,462
		382,446,793
China — 0.6%
Zijin Mining Group Co. Ltd., H Shares	3,006,000	4,558,487
Norway — 1.0%
Norsk Hydro ASA	748,400	7,271,358

South Africa — 8.8%
AngloGold Ashanti Ltd., ADR	899,676	21,313,324
Gold Fields Ltd., ADR	2,423,400	37,465,764
Harmony Gold Mining Co. Ltd., ADR	1,614,500	8,120,935
		66,900,023
United Kingdom — 1.1%
Anglo American PLC	99,800	5,185,839
Pan African Resources PLC	11,753,900	3,450,305
		8,636,144
United States — 21.8%
Alcoa Corp.	44,200	3,979,326
Freeport-McMoRan, Inc.	132,700	6,600,498
Hecla Mining Co.	815,800	5,359,806
MP Materials Corp.(1)	288,900	16,565,526
Newmont Corp.	1,492,380	118,569,591
Royal Gold, Inc.	98,221	13,876,663
		164,951,410
TOTAL COMMON STOCKS (Cost $410,367,066)		743,946,244
EXCHANGE-TRADED FUNDS — 1.4%
VanEck Gold Miners ETF (Cost $9,919,897)	266,900	10,235,615
SHORT-TERM INVESTMENTS — 0.5%
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	814,481	814,481
State Street Navigator Securities Lending Government Money Market Portfolio(3)	480,470	480,470
		1,294,951
Repurchase Agreements — 0.3%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.125% - 3.625%, 2/15/43 - 8/15/43, valued at $227,582), in a joint trading account at 0.26%, dated 3/31/22, due 4/1/22 (Delivery value $223,079)		223,077
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 5/15/44, valued at $2,274,604), at 0.25%, dated 3/31/22, due 4/1/22 (Delivery value $2,230,015)		2,230,000
		2,453,077
TOTAL SHORT-TERM INVESTMENTS (Cost $3,748,028)		3,748,028
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $424,034,991)		757,929,887
OTHER ASSETS AND LIABILITIES — (0.1)%		(396,443)
TOTAL NET ASSETS — 100.0%		$757,533,444

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $467,659. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $480,470.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks
Australia	4,167,321	105,014,708	—
Canada	294,138,725	88,308,068	—
China	—	4,558,487	—
Norway	—	7,271,358	—
United Kingdom	—	8,636,144	—
Other Countries	231,851,433	—	—
Exchange-Traded Funds	10,235,615	—	—
Short-Term Investments	1,294,951	2,453,077	—
	541,688,045	216,241,842	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.